SECOND AMENDMENT TO PROMISSORY NOTES

This SECOND AMENDMENT TO PROMISSORY NOTES, dated as of March 2, 2009 (this "**Amendment**"), is made by and among GROEN BROTHERS AVIATION, INC., a Utah corporation (the "**Company**") and WESTFORD SPECIAL SITUATIONS MASTER FUND, L.P., a Cayman Islands exempted limited partnership ("**Lender**").

WHEREAS, Lender holds certain Promissory Notes of the Company (the "**Notes**"), as set forth on Schedule A attached hereto (and as each has been amended pursuant to that certain First Amendment to Promissory Notes, dated as of October 9, 2008), issued pursuant to that certain Securities Purchase Agreement dated as of July 17, 2007 by and among the Company and Lender (as amended, modified, supplemented or restated from time to time, the "**Purchase Agreement**"); and

WHEREAS, the Company desires to issue and sell to Lender and Epsilon Global Master Fund LP ("**Epsilon**") additional Secured Promissory Notes (the "**Note Sale**") pursuant to that certain Note Purchase Agreement by and between the Company, Lender, and Epsilon, dated as of October 9, 2008 and as amended by that certain First Amendment to Note Purchase Agreement, dated as of the date hereof (as the same may be further amended, modified, supplemented or restated from time to time, the "**Note Purchase Agreement**"); and

WHEREAS, in connection with the Note Sale, Lender desires to extend the maturity date of each of the Notes.

NOW, THEREFORE, in consideration of the premises and covenants set forth herein, the parties hereto agree as follows:

1. Definitions. Each capitalized term used and not defined herein has the meaning assigned thereto in the applicable Note.

2. Amendment. Effective as of the date hereof, the Maturity Date (as defined in the Notes) of each of the Notes is hereby extended to June 9, 2009, a copy of which is attached hereto as Exhibit A.

3. General. The foregoing Amendment is limited as provided herein and does not extend to any other provisions of any Note not specified herein or to any other matter. Each Note as amended hereby is ratified and confirmed and shall continue in full force and effect. This Amendment may be executed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument. This Amendment shall be binding upon and inure to the benefit of the Company and its successors and assigns and each Lender and its successors and assigns.

4. Governing Law and Dispute Resolution. This Amendment shall be deemed a contract made under the internal laws of the State of New York and all disputes, claims or controversies arising out of this Amendment, or the negotiation, validity or performance hereof or the transactions contemplated herein, shall be construed under and governed by the laws of such state, without giving effect to its conflicts of laws principles.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

COMPANY:

GROEN BROTHERS AVIATION, INC.

By: ______________________
Name: David Groen
Its: President & CEO

Address:

2640 West California Avenue, Suite A
Salt Lake City, Utah 84104
ATT: David Groen
Fax: (801) 973-4027

Signature page to Second Amendment to Promissory Notes

LENDER:

WESTFORD SPECIAL SITUATIONS MASTER FUND, L.P.

By: Westford Global Asset Management Ltd.
Its: General Partner

By: ____________________
Name: Steve G. Stevanovich
Title: Director

Address:
Grand Rue 3, 6th Floor
Montreux, CH-1820, Switzerland
Facsimile: +41 21 966 79 22

SCHEDULE A

PROMISSORY NOTES

NOTES:

Holder	*Principal Amount*	*Date of Issue*
Westford Special Situations Master Fund, L.P.	$1,500,000	July 17, 2007
Westford Special Situations Master Fund, L.P.	$1,500,000	September 4, 2007

EXHIBIT A

PROMISSORY NOTES